July 20, 2020

Exhibit 10.6

By Email

Re: Clarification of Section 2 of the Loan Agreements
Aharon Klein and Yaniv Cohen

To Whom It May Concern,

IR Med Ltd. (the "**Company**") and the undersigned lenders (the "**Lenders**") hereby confirm that Section 2 of the loan agreement by and between each of the Lenders and the Company, each dated January 22, 2015 (the "**Loan Agreements**") shall be understood to mean that the Aggregate Loan Amount (as defined in the respective Loan Agreement) shall be paid to the respective Lender by the Company only upon the Company's board of director's approval that the Company's profits reached an amount of NIS 1,500,000, sufficient to repay the respective Aggregate Loan Amount.

The understandings set forth herein constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof, provided however that the Loan Agreements shall continue to be binding upon the respective parties and be in full force and effect without any change whatsoever, except as explicitly stated above.

Company:

אי אר מד בע"מ
IR MED Ltd
ח.פ. 5‑‑324952

I.R. Med Ltd.

By: Ronnie Klein, CEO

Lenders:

Aharon Klein	**Yaniv Cohen**
Aharon Klein	
(Signature)	(Signature)
By: AHARON KLEIN	By: Yaniv Cohen